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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report February 12, 2003
                                       -----------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-15827                  38-3519512
         --------                       -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

   17000 Rotunda, Dearborn, Michigan                           48120
  -----------------------------------                         --------
(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------






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ITEM 5.   OTHER EVENTS.

         On February 12, 2003, we issued a press release announcing that our Board of Directors had elected Karl J. Krapek to the Board, and that Kathryn J. Hempel had stepped down from the Board. This press release, filed as Exhibit
99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated February 12, 2003


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  February 12, 2003                    By:  /s/ Stacy L. Fox
                                                --------------------------------
                                                 Stacy L. Fox
                                                 Senior Vice President,
                                                 General Counsel and Secretary






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                                  EXHIBIT INDEX


Exhibit No.                     Description                             Page
-----------                     -----------                             ----

Exhibit 99.1         News Release dated
                     February 12, 2003